UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 1, 2006

                               Carrollton Bancorp
               (Exact Name of Registrant as Specified in Charter)

          Maryland                 000-23090                 52-1660951
(State or Other Jurisdiction    (Commission File           (IRS Employer
     of Incorporation)              Number)             Identification No.)

 344 North Charles Street, Suite 300, Baltimore, Maryland           21201
         (Address of Principal Executive Offices)                 (ZIP Code)

        Registrant's telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03. Amendment to Articles of Incorporation or Bylaws;
           Change in Fiscal Year

         The following information is furnished pursuant to Item 5.03 "Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year:"

          On February 23, 2005, the Board of Directors approved amending Article I, Section 1 of the Bylaws to change the month of the annual meeting from April to May. This will be effective for the annual meeting in 2007.

         Section 1 is amended by revising the first sentence thereof to read as follows:

         The annual meeting of stockholders of the Corporation shall be held each year at the principal office of the Corporation in the state of Maryland, or at such other place, during the month of May, at such date, hour and place within or without the State as may be fixed by the Board of Directors for the purpose of election of Directors and for the transaction of such other business as may properly come before the meeting.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CARROLLTON BANCORP


                               By: /s/ Robert A.
                               Altieri
                               ------------------
                               Name: Robert A. Altieri
Date: March 1, 2006            Title: Chief Executive Officer and President


                               By: /s/ James M. Uveges
                               --------------------
                               Name: James M. Uveges
Date March 1, 2006             Title:Senior Vice President and
                               Chief Financial Officer